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                                                                   Exhibit 10.46

                                BIO-PLEXUS, INC.

                            SECURED CONVERTIBLE NOTE

         THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT. FOR INFORMATION REGARDING THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, THE ISSUE PRICE, ISSUE DATE, THE YIELD TO MATURITY OF THE SECURITY, AND, FOR PURPOSES OF TREAS. REG. SEC. 1.1275-4(B)(3)(II), THE COMPARABLE YIELD AND PROJECTED PAYMENT SCHEDULE, CONTACT THE COMPANY AT 129 RESERVOIR ROAD, VERNON, CT 06066.

         THE TRANSFER OF THIS NOTE IS RESTRICTED BY AND PURSUANT TO THE CONVERTIBLE NOTE PURCHASE AGREEMENT DATED AS OF APRIL 28, 2000, A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE COMPANY.

         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS.

No. R-                                                            April 28, 2000
      ___

__________________


                  FOR VALUE RECEIVED, the undersigned, BIO-PLEXUS, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Connecticut, hereby unconditionally promises to pay to the order of _____________, or registered assigns, the sum of _____________ DOLLARS ($
__________) plus the amount accreted on such sum at the Accretion Rate in lawful money of the United status of America and in immediately available funds on April __, 2005 (the "Maturity Date"). Defined terms used herein but not otherwise defined shall have the meanings ascribed to them in the Convertible Note Purchase Agreement, dated as of the date hereof, by and among the Company, the Purchasers listed on Exhibit A thereto, and Appaloosa Management, L.P., as Collateral Agent (the "Note Purchase Agreement") This Note shall not bear any interest, except that if any amount payable under the Note Purchase Agreement is not paid when due, then the overdue amount shall bear interest at a rate of 15% per annum compounded semi-annually (to the extent payment of such interest shall be legally enforceable), which interest shall accrue from the date such overdue amount was due to the date of payment of such amount. All such interest shall be
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payable on demand. This Note is also subject to optional and mandatory prepayments from time to time as specified in the Note Purchase Agreement, but not otherwise.

                  Payments of principal of, interest on and any Premium (as defined below) with respect to this Note are to be made at the account/address as the holder of this Note shall have designated by written notice to the Company. "Premium" shall mean any amount (other than principal or interest) due in respect of the Notes pursuant to the Note Purchase Agreement.

                  This Note is one of the Notes issued pursuant to the Note Purchase Agreement. Each holder of this Note will be deemed, by its acceptance hereof, to have made the representations set forth in Section 3 of the Note Purchase Agreement and to have agreed to be bound by the restrictions on transfer set forth in Section 12.11 of the Note Purchase Agreement.

                  This Note is a registered note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary or held liable for allocations of income, losses, gains, deductions or credits, which are made in good faith to such registered holder.

                  This Note is secured and guaranteed as provided in the Transaction Documents. Reference is made to the Transaction Documents for a description of the assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

                  If an Event of Default occurs, all unpaid amounts on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Note Purchase Agreement.

                  THE COMPANY HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS NOTE, THE NOTE PURCHASE AGREEMENT, OR ANY OTHER TRANSACTION DOCUMENTS.

                  THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                  ALL PARTIES NOW AND HEREAFTER LIABLE WITH RESPECT TO THIS NOTE, WHETHER MAKER, PRINCIPAL, SURETY, GUARANTOR, ENDORSER OR OTHERWISE, HEREBY WAIVE PRESENTMENT, DEMAND, PROTEST AND ALL OTHER NOTICES OF ANY KIND.


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                  IF ANY ACTION, PROCEEDING OR LITIGATION SHALL BE BROUGHT BY
THE HOLDER OF THIS NOTE IN ORDER TO ENFORCE ANY RIGHT OR REMEDY UNDER THIS NOTE, THE COMPANY HEREBY CONSENTS AND WILL SUBMIT, AND WILL CAUSE EACH OF ITS SUBSIDIARIES TO SUBMIT, TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING WITHIN THE AREA COMPRISING THE SOUTHERN DISTRICT OF NEW YORK. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, BUT NOT LIMITED TO, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION, PROCEEDING OR LITIGATION IN SUCH JURISDICTION.

                                  [END OF PAGE]

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                                        BIO-PLEXUS, INC.



                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:


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